SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event Reported)  January 28, 1997


                  AMERICAN INTERNATIONAL PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)

     Nevada                    No. 0-14905                13-3130236
(State or other                (Commission               (I.R.S. Employer
jurisdiction of                File Number)              Identification No.)
incorporation
or organization)

     444 MADISON AVENUE, SUITE 3203, NEW YORK, NEW YORK         10022
       (Address of principal executive offices)               (Zip Code)


                                 (212) 688-3333
              (Registrant's telephone number, including area code)


              (Former name, former address and former fiscal year,
                         if changed since last report)


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Item 7.  Financial Statements and Exhibits

(a)      Financial Statements of businesses acquired - N/A
(b)      Pro forma financial information - N/A
(c)      Exhibits


         4.1      Form of Regulation S Subscription Agreement for Common
                  Stock.
         4.2 Form of 7% Convertible Debenture due February 1, 1999 (the "Debentures").
         4.3 Form of Subscription Agreement used in connection with the offering of the Debentures, the form of which is attached hereto as Exhibit 4.2.
         4.4 Form of Convertible Debenture Escrow Agreement used in connection with the offering of the Debentures, the form of which is attached hereto as Exhibit 4.2.
         4.5 Form of Regulation S Subscription Agreement used in connection with the issuance of Registrant's common stock in exchange for certain consulting services and prospect fees, respectively.


Item 9.  Sales of Equity Securities Pursuant to Regulation S

(a)
         (i) On January 28, 1997 the Registrant sold 1,000,000 shares (the "Reg S Shares") of its common stock for gross proceeds of $295,000.

         (ii) On January 30, 1997, the registrant sold 7% Convertible Debentures Due February 1, 1999. The total principal amount of the Debenture was $2,000,000.

         (iii) During January 1997, in lieu of cash payments, the Registrant issued 300,000 shares (the "Exchange Shares") of its common stock in exchange for a prospect fee and 5,000 shares of its common stock in exchange for certain consulting services.


(b) Non-U.S. Persons only were permitted to purchase the Debentures and Common Stock. The placement agent for the Debentures was LKB
         Financials. The Reg S Shares and the Exchange Shares were placed directly by the Registrant.

(c) The Registrant received net proceeds of $1,345,000 from sale of the Debentures, and $296,000 from the sale of Common Stock. It also received an aggregate of $153,000 worth of benefits and services in lieu of cash in return for the issuance of 305,000 shares of its common stock.

(d) The Offerings were made pursuant to a safe harbor from registration under Regulation S to Non-U.S. Persons only.

(e) The Company has an agreement with the Holder of the Debentures whereby the Company may redeem all or a portion of the

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         Debentures  prior to  conversion.  The  Holder  of the  Debentures  may convert 50% of the principal amount of the Debentures after March 17, 1997 and the remainder 35 days later at a conversion price of the lower of $0.75/share, the average closing bid price of the Company's common stock for the five NASDAQ trading days immediately preceding each conversion. The Company may redeem at any time all or a portion of the principal amount of the Debentures at 100% of their face value.

         The buyer of the 1,000,000 shares on January 28, 1997 has verbally granted a right of first refusal to the Company to buy these shares after March 10, 1997, the termination date of the 40-day Regulation S restricted period.

         The Company recently announced that it had reached an Agreement in Principle to sell its Colombian and Peruvian wholly-owned subsidiaries. In the event this transaction is consummated, the Company expects to use some of the proceeds from this sale to redeem all or a portion of the Debentures and purchase all or a portion of the Reg S Shares.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:    February 12, 1997


                                              AMERICAN INTERNATIONAL
                                              PETROLEUM CORPORATION



                                              By:___________________________
                                                     Denis J. Fitzpatrick
                                                     Chief Financial Officer





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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:    February 12, 1997


                                              AMERICAN INTERNATIONAL
                                              PETROLEUM CORPORATION



                                                  /s/ Denis J. Fitzpatrick
                                              By: ___________________________
                                                      Denis J. Fitzpatrick
                                                      Chief Financial Officer




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                                 EXHIBIT INDEX


EXHIBIT
NUMBER          DESCRIPTION

4.1             Form of Regulation S Subscription Agreement for Common Stock.

4.2             Form  of  7%  Convertible  Debenture  due  February 1, 1999 (the
                "Debentures").

4.3 Form of Subscription Agreement used in connection with the offering of the Debentures, the form of which is attached hereto as Exhibit 4.2.

4.4             Form  of  Convertible  Debenture  Escrow   Agreement   used   in
                connection with the offering of the Debentures, the form of which is attached hereto as Exhibit 4.2.

4.5 Form of Regulation S Subscription Agreement used in conection with the issuance of Registrant's common stock in exchange for certain consulting services and prospect fees, respectively.



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